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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                               ________________




                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of Earliest Event Reported)  September 16, 1999



                                 ____________



                          LOCKHEED MARTIN CORPORATION

            (Exact name of registrant as specified in its charter)




           Maryland                      1-11437                  52-1893632

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)


6801 Rockledge Drive, Bethesda, Maryland           20817
 (Address of principal executive offices)        (Zip Code)



                                (301) 897-6000
             (Registrant's telephone number, including area code)



                                 ____________



                                 Not Applicable

            (Former name or address, if changed since last report)

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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release, dated September 16, 1999, which is included as Exhibit 99 to this Form. The press release reports on the status of its pending tender offer and merger related to COMSAT Corporation, particularly one of the conditions to the tender offer regarding the Department of Justice.

Item 7.  Financial Statements and Exhibits

  Exhibit No.    Description
  -----------    -----------


      99         Lockheed Martin Corporation Press Release dated
                 September 16, 1999.
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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                    /s/ Marian S. Block
                                    ----------------------------

                                    Marian S. Block

                                    Vice President, Associate General
                                    Counsel and Assistant Secretary



September 16, 1999
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INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

    99                Lockheed Martin Corporation Press Release dated
                      September 16, 1999.